Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Registration Statement on Form SB-2 (the “Registration Statement”) by New Century Companies, Inc., each of the undersigned hereby certifies that:

1.  The Registration Statement complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.  The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of the operations of Registrant.

/s/ DAVID DUQUETTE
Name: Executive Officer

/s/ DAVID DUQUETTE
Name: Chief Financial Officer